                                                                    EXHIBIT 99.1

                                             Net Interest Margin Trust 1994-B
                                             December, 1999
                                             Payment: January 18, 2000

                                             7.85% SECURITIZED NET INTEREST
                                             MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                             Distribution Date: January 18, 2000

                                                                                                  Per $1,000
Securitized Net Interest Margin Certificates                                                       Original
--------------------------------------------                                                      ----------
1.  Amount Available                                                           234,328.51
                                                                         ----------------

Interest

2.  Aggregate Interest                                                         130,825.84         1.41586407
                                                                         -----------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                           130,825.84
                                                                         ----------------

Principal

6.  Current month's principal distribution                                     103,502.67         1.12015877
                                                                         -----------------------------------

7.  Remaining outstanding principal balance                                 19,895,351.75        215.3176596
                                                                         -----------------------------------
    Pool Factor                                                                0.21531766
                                                                         ----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                            390,739,298.55**
                                                                         ----------------
9.  Aggregate principal balance of loans
    refinanced by Green Tree Financial                                       1,046,624.41
                                                                         ----------------

10. Weighted average CPR                                                           11.50%
                                                                         ----------------

11. Weighted average CDR                                                            2.65%
                                                                         ----------------

12. Annualized net loss percentage                                                  1.87%
                                                                         ----------------

13. Delinquency              30-59 day                                              1.25%
                                                                         ----------------
                             60-89 day                                              0.47%
                                                                         ----------------
                             90+ day                                                0.61%
                                                                         ----------------
                             Total 30+                                              2.33%
                                                                         ----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 12/15/99.

                                                Net Interest Margin Trust 1994-B
                                                December, 1999
                                                Payment: January 18, 2000




                                                Fee Assets
                            -------------------------------------------------
                                  Guarantee        Inside         Fee Asset
                                    Fees            Refi            Total
                            -------------------------------------------------

GTFC 1994-1                       35,355.29      13,229.92         48,585.21
GTFC 1994-2                            0.00           0.00              0.00
GTFC 1994-3                            0.00           0.00              0.00
GTFC 1994-4                            0.00           0.00              0.00
                            -------------------------------------------------

                                  35,355.29      13,229.92         48,585.21

Total amount of Guarantee Fees and
     Inside Refinance Payments                                     48,585.21
                                                                -------------

Subordinated Servicing Fees                                       138,303.13
                                                                -------------

Payment on Finance 1 Note                                         186,888.34
                                                                -------------

Allocable to Interest (current)                                         0.00
                                                                -------------

Allocable to accrued but unpaid Interest                                0.00
                                                                -------------

Accrued and unpaid Trustee Fees                                         0.00
                                                                -------------

Allocable to Principal                                                  0.00
                                                                -------------

Finance 1 Note Principal Balance                                        0.00
                                                                -------------

                                                Net Interest Margin Trust 1994-B
                                                December, 1999
                                                Payment: January 18, 2000


                                            Inside
                              Residual       Refi          Total
                           -----------------------------------------

GTFC 1994-1                      0.00          0.00           0.00
GTFC 1994-2                      0.00     23,038.79      23,038.79
GTFC 1994-3                      0.00     11,746.43      11,746.43
GTFC 1994-4                      0.00     12,654.95      12,654.95
                           -----------------------------------------

                                 0.00     47,440.17      47,440.17

                 Total Residual and Inside
                     Refinance Payments                  47,440.17